UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION.

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NOVAVAX, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! NOVAVAX, INC. 21 FIRSTFIELD ROAD GAITHERSBURG, MD 20878 NOVAVAX, INC. 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET You invested in NOVAVAX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2022. Vote Virtually at the Meeting* June 16, 2022 8:30 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/NVAX2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D84270-P74835 Get informed before you vote View the Notice and Proxy Statement, Form 10-K and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D84271-P74835 1. Election of Class III directors to serve on the Board of Directors, each for a three-year term expiring at the 2025 Annual Meeting of Stockholders. Nominees: 1b. James F. Young, Ph.D. 2. The approval, on an advisory basis, of the compensation paid to our Named Executive Officers. 1a. Rachel K. King 3. Amendment and restatement of the Second Amended and Restated Certificate of Incorporation of Novavax, Inc. to eliminate the supermajority voting provisions. 4. Amendment and restatement of the Amended and Restated By-laws of Novavax, Inc. (the “By-laws”) to eliminate the supermajority voting provisions. 5. Amendment and restatement of the By-laws to permit stockholder access to proxy statement of Novavax, Inc. with respect to the nomination of directors. 6. Amendment and restatement of the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended, to increase the number of shares of Common Stock available for issuance thereunder by 2,400,000 shares, and to limit the annual non-employee director compensation to $1.5 million and $1 million for the chairman of the board and board members, respectively. 8. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: To consider such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For For For 7. Amendment and restatement of the Novavax, Inc. 2013 Employee Stock Purchase Plan (“ESPP”) to increase the number of shares of Common Stock available for issuance under the ESPP by 550,000 shares, such that the number of shares available for issuance is the lesser of (a) 1,100,000 shares of Common Stock increased each year by 5% and (b) 1,650,000 shares of Common Stock.